--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                PROFIT VALUE FUND
                                -----------------










                                  ANNUAL REPORT
                               September 30, 2002













     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
PROFIT INVESTMENT MANAGEMENT                       ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                           P.O. Box 46707
Silver Spring, Maryland 20910                      Cincinnati, Ohio 45246-0707
                                                         1.888.744.2337




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  PROFIT FUNDS

                               [GRAPHIC OMITTED]

                                INVESTMENT TRUST

LETTER TO SHAREHOLDERS                                      PROFIT VALUE FUND



November 21, 2002



Dear Profit Value Fund Shareholder:

This has been an extremely difficult year for investors in the equity markets. The stock markets have traded down this year as the initial optimism of an improving stock market and an improving economic environment met corporate scandal, accounting fraud and dishonest representations of company performance. At the beginning of the year, although we were not overly optimistic, we thought that we might begin to see some pickup in the market late in the year. However, during the second and third quarter, we began to see that the pickup would not be until much later. A number of factors have negatively affected investor and consumer confidence, ranging from possible terrorist threats, the war with Iraq, distrust of CEOs and research analysts to corporate governance and accounting scandals and to the general distrust of Wall Street.

For the fiscal year ended September 30, 2002, the Profit Value Fund closed at a net asset value of $11.85. The Fund's total return of -17.59% over the trailing twelve months as compared to the S&P 500 Index of -20.49% reflects the dismal stock market conditions over the Fund's past fiscal year. As you can hopefully appreciate, the Fund's return, although negative, still outperformed its benchmark , the S&P 500 Index.

Still, we do see some reasons to remain optimistic. It is our belief that a number of quality companies are trading at significant discounts to their historical growth rates and intrinsic values; and, as the economic landscape begins to visually improve, their value will be recognized at a pace faster than the market averages. We expect mid- to double-digit growth and significant multiple expansion from existing levels for some companies. We continue to believe in the importance of the technology sector in today's economy.
Symantec's performance reassures us that IT departments understand the importance of spending selectively to protect their existing infrastructures. We also see tremendous opportunities for patient investors in the healthcare and financial sectors.

That having been said, we do not believe we have to be in an overly aggressive posture in building these positions as we do not believe that we will see a sustained improvement in the market until clarity exists on Iraq, the economic expansion is clearly visible and the fear of impending doom is replaced with bright forecasts of corporate performance rebounds.

--------------------------------------------------------------------------------------------------
 8720 Georgia Avenue, Suite 808  o  Silver Spring, MD 20910  o  301-650-0059  o  FAX 301-650-0608
                                   http://www.profitfunds.com

We have added Toll Brothers, Fannie Mae, Exxon Mobil, MGIC Investment and McDonald's to the portfolio at extremely attractive valuations. We believe that adding these strong growers with sustainable competitive advantages at their respective valuations also provides a margin of safety in the current environment. We are increasing our weighting in financials due to our belief that certain companies within the sector are trading at extremely attractive valuations. We believe that as the economy begins to pick up and investor confidence begins to improve we will see dramatic appreciation and multiple expansion. We are willing to wait through the period of profit margin pressure on names like Washington Mutual, MGIC Investment and Cendant that have been negatively affected by the extended period of very low interest rates. And, we remain overweighted in the healthcare sector as the valuations are compelling and the demand for services is not declining.

The following sums up the first three quarters of 2002:

(1)  Overly optimistic recovery projections at the beginning of the year

(2)  Rotation from stock market to cash, the bond and real estate markets

(3) Declining consumer confidence due to bearish job market and declining stock market

(4)  Mortgage refinancing by homeowners has helped sustain consumer spending

(5) Potential terrorist threats and the looming possibility of a war in Iraq along with no clear cut signals of economic expansion continue to negatively impact the market including our portfolio holdings

(6)  Corporate scandal dominating the country's media headlines

(7)  Technology   sector  remains   depressed  due  to  lack  of  investment  in
     information technology spending.

The stock market is not trading on fundamentals but on news flashes and pessimism. Unfortunately for us who are long the market and have a longer-term perspective on investing, this extended negative reactionary market is causing substantially negative absolute short-term returns.

The current market environment still includes an extremely low Fed Funds rate, fiscal stimulus and inventory restocking by corporations all working to enhance the U.S. economic recovery. We are using our normal stock-picking strategy to select companies with improving fundamentals that have attractive earnings or revenue growth rates and attractive price entry points relative to their industry and/or market averages. We are still comfortable waiting for technology to improve even if we are early compared to other investors; however, we are taking a more cautious stance on telecom as we now believe we are heading for a few major bankruptcy filings in the sector.

We still believe that the economic data showing a strengthening economy and improving corporate earnings year over year will provide the catalyst for higher equity prices heading into 2003. There are ample opportunities in this market environment to provide alpha in stock portfolios as compared to the index benchmark, but it will only occur in a significant manner when some of the integrity erosion currently occurring in some of the largest companies subsides and the short-term risks fall away. The possible rates of return consistent with increased business investment over the next several years should be very attractive.

At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that over the long-term, the most promising investment opportunities can be found among large, financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

Profit Value Fund seeks long-term total return by investing primarily in established, larger capitalization companies (i.e., companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

The collapse of the rapid growth of the U.S. market the past two years as compared to the previous three years is a painful reminder that investors should be diversified and have realistic expectations in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

We urge shareholders to take a similar approach, which is invest for the long run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting assets to our care and for your continued belief in the Profit Value investment style. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President


                                             PROFIT VALUE FUND

           COMPARISON OF THE CHANGE INVALUE OF A $10,000 INVESTMENT IN THE PROFIT VALUE FUND
                                  VERSUS THE STANDARD & POOR'S 500 INDEX

                 PROFIT VALUE FUND                                          S&P 500 Index
                 -----------------                                          -------------
      11/15/96                         9,600                   11/15/96                      10,000
      12/31/96          2.40%          9,830                   12/31/96       0.92%          10,092
      03/31/97          1.86%         10,013                   03/31/97       2.68%          10,363
      06/30/97         11.70%         11,184                   06/30/97      17.46%          12,172
      09/30/97         10.56%         12,365                   09/30/97       7.49%          13,084
      12/31/97         -1.75%         12,149                   12/31/97       2.87%          13,459
      03/31/98          8.87%         13,226                   03/31/98      13.95%          15,337
      06/30/98          1.10%         13,372                   06/30/98       3.30%          15,843
      09/30/98         -8.06%         12,294                   09/30/98      -9.95%          14,267
      12/31/98         30.98%         16,102                   12/31/98      21.30%          17,306
      03/31/99         13.16%         18,222                   03/31/99       4.98%          18,168
      06/30/99         -0.05%         18,213                   06/30/99       7.05%          19,449
      09/30/99         -3.79%         17,522                   09/30/99      -6.24%          18,235
      12/31/99         17.28%         20,549                   12/31/99      14.88%          20,948
      03/31/00          9.00%         22,399                   03/31/00       2.29%          21,428
      06/30/00         -2.69%         21,796                   06/30/00      -2.66%          20,859
      09/30/00          1.41%         22,103                   09/30/00      -0.97%          20,657
      12/31/00        -10.95%         19,683                   12/31/00      -7.82%          19,040
      03/31/01         -9.32%         17,847                   03/31/01     -11.86%          16,782
      06/30/01          7.09%         19,113                   06/30/01       5.85%          17,764
      09/30/01        -20.64%         15,168                   09/30/01     -14.68%          15,157
      12/31/01         16.06%         17,605                   12/31/01      10.69%          16,776
     3/31/2002         -1.32%         17,373                  3/31/2002       0.27%          16,822
     6/30/2002        -13.72%         14,989                  6/30/2002     -13.40%          14,568
     9/30/2002        -16.61%         12,499                  9/30/2002     -17.28%          12,051


-----------------------------------------------
               PROFIT VALUE FUND
        AVERAGE ANNUAL TOTAL RETURNS(a)
    (FOR PERIODS ENDED SEPTEMBER 30, 2002)

  1 YEAR     5 YEARS     SINCE INCEPTION (b)
  ------     -------     -------------------
 -20.89%     -0.60%            3.87%
------------------------------------------------

Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
================================================================================
ASSETS
Investments in securities:
  At acquisition cost                                              $  3,637,097
                                                                     ==========
  At value (Note 1)                                                $  3,135,891
Receivable from Adviser (Note 3)                                          2,859
Receivable for securities sold                                          435,876
Receivable for capital shares sold                                        2,057
Dividends receivable                                                      2,343
Other assets                                                              4,831
                                                                     ----------
  TOTAL ASSETS                                                        3,583,857
                                                                     ----------

LIABILITIES
Payable to Administrator (Note 3)                                         4,200
Payable for securities purchased                                        418,188
Payable for capital shares redeemed                                      23,148
Other accrued expenses and liabilities                                   14,300
                                                                     ----------
  TOTAL LIABILITIES                                                     459,836
                                                                     ----------

NET ASSETS                                                         $  3,124,021
                                                                     ==========

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  3,891,933
Accumulated net realized losses from security transactions             (266,706)
Net unrealized depreciation on investments                             (501,206)
                                                                     ----------
NET ASSETS                                                         $  3,124,021
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                             263,576
                                                                     ==========

Net asset value and redemption price per share (Note 1)            $      11.85
                                                                     ==========

Maximum offering price per share (Note 1)                          $      12.34
                                                                     ==========


See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002
================================================================================
INVESTMENT INCOME
  Dividends                                                          $   35,067
                                                                     ----------

EXPENSES
  Investment advisory fees (Note 3)                                      55,516
  Professional fees                                                      33,795
  Accounting services fees (Note 3)                                      20,927
  Administration fees (Note 3)                                           16,239
  Transfer agent fees (Note 3)                                           12,389
  Insurance expense                                                      11,999
  Registration fees                                                      11,139
  Postage and supplies                                                    9,247
  Distribution expense (Note 3)                                           9,224
  Custodian fees                                                          8,248
  Reports to shareholders                                                 4,782
  Trustees' fees and expenses                                             4,500
  Organization expense (Note 1)                                           2,035
  Other expenses                                                          9,185
                                                                     ----------
    TOTAL EXPENSES                                                      209,225
  Fees waived and expenses reimbursed (Note 3)                         (109,186)
                                                                     ----------
    NET EXPENSES                                                        100,039
                                                                     ----------

NET INVESTMENT LOSS                                                     (64,972)
                                                                     ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions                       (260,823)
  Net change in unrealized appreciation/depreciation
   on investments                                                      (331,281)
                                                                     ----------

NET REALIZED AND UNREALIZED
 LOSSES ON INVESTMENTS                                                 (592,104)
                                                                     ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (657,076)
                                                                     ==========


See accompanying notes to financial statements.


PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================

                                                               YEAR             YEAR
                                                               ENDED           ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                               2002             2001
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                     $   (64,972)     $   (72,154)
  Net realized losses from security transactions             (260,823)          (5,667)
  Net change in unrealized appreciation/depreciation
   on investments                                            (331,281)      (2,042,981)
                                                          -----------      -----------
Net decrease in net assets from operations                   (657,076)      (2,120,802)
                                                          -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains                          --           (185,725)
                                                          -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                   427,784        1,289,635
  Net asset value of shares issued in
   reinvestment of distributions to shareholders                 --            185,710
  Payments for shares redeemed                             (1,383,821)      (1,149,370)
                                                          -----------      -----------
Net increase (decrease) in net assets from
capital share transactions                                   (956,037)         325,975
                                                          -----------      -----------

TOTAL DECREASE IN NET ASSETS                               (1,613,113)      (1,980,552)

NET ASSETS
  Beginning of year                                         4,737,134        6,717,686
                                                          -----------      -----------
  End of year                                             $ 3,124,021      $ 4,737,134
                                                          ===========      ===========


CAPITAL SHARE ACTIVITY
  Shares sold                                                  26,741           72,044
  Shares issued in reinvestment of distributions
   to shareholders                                               --             10,006
  Shares redeemed                                             (92,610)         (63,166)
                                                          -----------      -----------
    Net increase (decrease) in shares outstanding             (65,869)          18,884
  Shares outstanding, beginning of year                       329,445          310,561
                                                          -----------      -----------
  Shares outstanding, end of year                             263,576          329,445
                                                          ===========      ===========


See accompanying notes to financial statements.


PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================

                                                                    Year           Year        Year           Year          Year
                                                                    Ended          Ended       Ended          Ended        Ended
                                                                  Sept. 30,      Sept. 30,    Sept. 30,     Sept. 30,    Sept. 30,
Per share data for a share outstanding throughout each period:       2002           2001        2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             $   14.38     $   21.63     $   18.02     $   12.66     $   12.88
                                                                 ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
  Net investment loss                                                (0.25)        (0.22)        (0.15)        (0.12)        (0.02)
  Net realized and unrealized gains (losses)
   on investments                                                    (2.28)        (6.43)         4.75          5.50         (0.06)
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                     (2.53)        (6.65)         4.60          5.38         (0.08)
                                                                 ---------     ---------     ---------     ---------     ---------

Less distributions:
  Dividends from net investment income                                --            --            --            --           (0.09)
  Distributions from net realized gains                               --           (0.60)        (0.99)        (0.02)        (0.05)
                                                                 ---------     ---------     ---------     ---------     ---------
Total distributions                                                   --           (0.60)        (0.99)        (0.02)        (0.14)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value at end of year                                   $   11.85     $   14.38     $   21.63     $   18.02     $   12.66
                                                                 =========     =========     =========     =========     =========

RATIOS AND SUPPLEMENTAL DATA:

  Total return (a)                                                  (17.59%)      (31.37%)       26.14%        42.52%        (0.57%)
                                                                 =========     =========     =========     =========     =========

  Net assets at end of year (000's)                              $   3,124     $   4,737     $   6,718     $   3,911     $   2,016
                                                                 =========     =========     =========     =========     =========

  Ratio of net expenses to average net assets (b)                     2.25%         2.14%         1.95%         1.95%         1.95%

  Ratio of net investment loss to average net assets                 (1.46%)       (1.18%)       (0.81%)       (0.82%)       (0.18%)

  Portfolio turnover rate                                               53%           52%           47%           23%          101%



(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.72%, 3.91%, 4.24%, 6.87% and 8.36% for the periods ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively (Note 3).


See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
    SHARES      COMMON STOCKS - 97.5%                                  VALUE
--------------------------------------------------------------------------------

                AEROSPACE - 3.4%
     1,300      General Dynamics Corp.                              $  105,729
                                                                      --------

                BUILDING - 1.4%
     2,000      Toll Brothers, Inc. (a)                                 43,480
                                                                      --------

                CAPITAL GOODS - 3.1%
     2,800      Boeing Co.                                              95,564
                                                                      --------

                CONGLOMERATES - 4.7%
         2      Berkshire Hathaway, Inc. - Class A (a)                 147,800
                                                                      --------

                CONSUMER STAPLES - 0.7%
       500      Black & Decker Corp.                                    20,965
                                                                      --------

                DIVERSIFIED MANUFACTURING OPERATIONS - 3.9%
     4,940      General Electric Co.                                   121,771
                                                                      --------

                FINANCIAL & INSURANCE - 15.5%
     1,500      Bank of America Corp.                                   95,700
     2,000      Citigroup, Inc.                                         59,300
     1,500      Fannie Mae                                              89,310
     2,000      Merrill Lynch & Co., Inc.                               65,900
     2,000      MGIC Investment Corp.                                   81,660
        86      Travelers Property Casualty Corp. - Class A (a)          1,135
       177      Travelers Property Casualty Corp. - Class B (a)          2,395
     2,775      Washington Mutual, Inc.                                 87,329
                                                                      --------
                                                                       482,729
                                                                      --------
                HEALTHCARE - 19.6%
     3,770      Apogent Technologies, Inc. (a)                          70,348
     2,006      Barr Laboratories, Inc. (a)                            124,954
     1,850      Cardinal Health, Inc.                                  115,070
     2,530      Merck & Co., Inc.                                      115,646
     3,000      Pfizer, Inc.                                            87,060
     7,100      Sybron Dental Specialties, Inc. (a)                     99,329
                                                                      --------
                                                                       612,407
                                                                      --------
                MANUFACTURING - 2.3%
     2,365      Energizer Holdings, Inc. (a)                            71,896
                                                                      --------

                MULTI-MEDIA - 2.4%
     5,000      Walt Disney Co. (The)                                   75,700
                                                                      --------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
    SHARES      COMMON STOCKS - 97.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

                OIL - 2.6%
     2,500      Exxon Mobil Corp.                                     $ 79,750
                                                                      --------

                PAPER MILLS - 3.6%
     2,000      Kimberly-Clark Corp.                                   113,280
                                                                      --------

                RESTAURANTS - 6.6%
     5,500      McDonald's Corp.                                        97,130
     3,940      Yum! Brands, Inc. (a)                                  109,177
                                                                      --------
                                                                       206,307
                                                                      --------
                RETAIL - 7.4%
     3,100      Home Depot, Inc.                                        80,910
     3,650      Neiman Marcus Group, Inc. (The) - Class A (a)           95,813
     2,500      Safeway, Inc. (a)                                       55,750
                                                                      --------
                                                                       232,473
                                                                      --------
                SERVICES - 6.7%
     6,000      Cendant Corp. (a)                                       64,560
     7,630      Republic Services, Inc. (a)                            143,444
                                                                      --------
                                                                       208,004
                                                                      --------
                TECHNOLOGY - 10.9%
     5,110      Cisco Systems, Inc. (a)                                 53,553
    17,000      EMC Corp. (a)                                           77,690
     5,000      Intel Corp.                                             69,450
     3,000      Microsoft Corp. (a)                                    131,070
       300      Symantec Corp. (a)                                      10,101
                                                                      --------
                                                                       341,864
                                                                      --------
                TELECOMMUNICATIONS - 2.7%
     3,100      Verizon Communications                                  85,064
                                                                      --------


                TOTAL COMMON STOCKS (Cost $3,545,989)              $ 3,044,783
                                                                   -----------

--------------------------------------------------------------------------------
    SHARES      SHORT TERM MONEY MARKET SECURITIES - 2.9%             VALUE
--------------------------------------------------------------------------------

                Fidelity Institutional Cash Portfolio - Government
    91,108      (Cost $91,108)                                        $ 91,108
                                                                      --------

                TOTAL INVESTMENTS AT VALUE - 100.4%
                 (Cost $3,637,097)                                 $ 3,135,891

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4%)         (11,870)
                                                                      --------

                NET ASSETS - 100.0%                                $ 3,124,021
                                                                   ===========

 (a) Non-income producing security.

 See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002



1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the year ended September 30, 2002. There were no differences between the book basis and tax basis of distributions for the year ended September 30, 2001.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations. As of September 30, 2002, organization costs had been fully amortized. The Fund amortized $2,035 of organization costs during the year ended September 30, 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended September 30, 2002, the Fund reclassified its net investment loss of $64,972 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

As of September 30, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $40,162, which expires September 30, 2010. In addition, the Fund had net realized capital losses of $226,544 during the period November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders

The tax character of distributable earnings at September 30, 2002 was as follows:

                                                                   Total
          Unrealized        Capital Loss         Other         Distributable
         Depreciation       Carryforward         Losses           Earnings
        --------------     --------------       --------      ---------------

        $ (501,206)         $ (40,162)         $ (226,544)      $ (767,912)

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




As of September 30, 2002, net unrealized depreciation on investments was $501,206 for federal income tax purposes, of which $208,539 related to appreciated securities and $709,745 related to depreciated securities based on a federal income tax cost basis of $3,637,097.


2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,230,719 and $2,831,725, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT  ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least February 1, 2003, so that the Fund's ordinary operating expenses do not exceed 2.25% per annum of the Fund's average daily net assets (the Cap). As a result of the Cap, the Adviser waived its entire investment advisory fee of $55,516 and reimbursed the Fund $53,670 of other operating expenses during the year ended September 30, 2002. As of September 30, 2002, the Adviser owed the Fund $2,859 related to these reimbursements.

ADMINISTRATION   AGREEMENT
Under the terms of an Administration Agreement effective October 29, 2001, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The fee is discounted by 30% during the first year of the Agreement and 25% during the second year or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the Administration Agreement with Ultimus.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




Prior to October 29, 2001, administrative services were provided to the Fund by Integrated Fund Services, Inc. (IFS). For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement effective October 29, 2001, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. This fee is also subject to the same discount schedule described above for the Administration Agreement.

Prior to October 29, 2001, accounting services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee of $2,000 per month.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement effective October 29, 2001, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. This fee is also subject to the same discount schedule described above for the Administration Agreement. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to October 29, 2001, transfer agent and shareholder services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, effective October 29, 2001, between the Trust and the Underwriter, the Underwriter earned $488 from underwriting commissions on the sale of shares of the Fund during the period from October 29, 2001 through September 30, 2002.

Prior to October 29, 2001, the fund's underwriter was Integrated Fund Distributors, Inc. During the period from October 1, 2001 through October 28, 2001, Integrated Fund Distributors earned $24 in underwriting commissions on the sale of shares of the Fund.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $9,224 under the Plan during the year ended September 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Profit Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
November 15, 2002

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:


                                                                         Position Held
Trustee                      Address                             Age     with the Trust  Length of Time Served
-------                      -------                             ---     --------------  ---------------------
*Eugene A. Profit            8720 Georgia Avenue, Suite 808       38     President and   Since June 1996
                             Silver Spring, MD  20910                    Trustee
Larry E. Jennings, Jr.       250 South President Street,          39     Trustee         Since October 1996
                             Suite 3500
                             Baltimore, MD  21202
Robert M. Milanicz           750 First Street, NE                 54     Trustee         Since October 1996
                             Washington, DC  20002
Deborah T. Owens             9575 Sea Shadow                      43     Trustee         Since October 1998
                             Columbia, MD  21046
*Joseph A. Quash, M.D.       1160 Varnum Street, NE, Suite 100    62     Trustee         Since October 1996
                             Washington, DC  20017
Robert G. Dorsey             135 Merchant Street, Suite 230,      45     Vice President  Since October 2001
                             Cincinnati, OH 45246
Mark J. Seger                135 Merchant Street, Suite 230,      40     Treasurer       Since October 2001
                             Cincinnati, OH 45246
John F. Splain               135 Merchant Street, Suite 230,      46     Secretary       Since October 2001
                             Cincinnati, OH 45246

* Mr. Profit and Dr. Quash, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (an investment advisory firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association. He was previously Comptroller with the American Psychiatric Association.

Deborah T. Owens is the President of Owen Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter.

Joseph A. Quash, M.D. is a cardiologist with Capital Cardiology Group.

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.